# HELIX™

## T.C.S.

Investor Deck

4th Quarter & Fiscal Year 2018

# Forward Looking Statement

This presentation may contain "Forward Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected."

You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risk that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, risks that we may not realize the anticipated benefits of acquisitions we may make or plan to make, and other risks identified in the Company's 10-K for the fiscal year ended December 31, 2018 and other filings made by the Company with the Securities and Exchange Commission.



# Executive Summary

Helix TCS is the leading provider of mission essential services for legal cannabis businesses all over the world, through its industry leading Critical Infrastructure Services Platform that is designed to naturally scale by capitalizing on key challenges in business expansion and industry growth.

**Our Vision** is to be the most valuable critical infrastructure services provider in the legal cannabis industry for clients, regulators, investors, and employees.

# Executive Leadership



Zachary L Venegas
Executive Chairman & CEO



Scott Ogur, CFA
CFO

## Key Career Accomplishments

Proven team with a demonstrated track record in venture capital companies, specializing in frontier markets and global M&A.

Founded Helix TCS and within just three plus years have:

- Executed a successful, non-dilutive, reverse merger
- Uplisted to the OTCQB
- Completed multiple successful acquisitions
- Built *quarterly* revenue to $3.45MM
- Became an industry leader in:
    - Seed to sale tracking & dispensary point of sale (U.S.)
    - Licensed wholesale technology
    - Security

HELIX

# Company Overview

## Helix TCS, Inc | OTCQB: HLIX

Helix TCS is the leading provider of critical infrastructure services for the global legal cannabis industry

- Customers in 2000+ locations
- 34 states
- 8 government contracts
- International client base - 6 Countries
- Industry-leading brands
- Tracked Over $18 Billion in Legal Cannabis Sales

**189% revenue growth from Q4 2017 - Q4 2018**

# Our Mission

To provide clients with the best-in-class *Critical Infrastructure Services* through a single integrated *Platform*.

"As we have found in past successful business ventures from Romania to Congo, in frontier markets with shifting legal frameworks and difficult-to-forecast business conditions, integrated operators survive and thrive and we believe that this strategy will enable Helix to maintain our growth and deliver on the investment promise of legal cannabis."

Zachary L. Venegas - Founder, Executive Chairman, and CEO



HELIX™

Lines of Business

# CRITICAL INFRASTRUCTURE SERVICES PLATFORM

*Providing an integrated services platform to address mission-critical challenges for expanding operators worldwide*

## SEED TO SALE TRACKING & POINT OF SALE

End-to-end compliance tracking and inventory management for grows, manufacturers, dispensary point of sale, and government traceability

## SECURITY SERVICES

Leading physical and digital security services, as well as comprehensive consulting packages for license applicants and currently licensed cannabis businesses

## WHOLESALE MARKETPLACE

Technology solutions capable of facilitating cannabis wholesale marketplaces with compliant documentation, verifiable QA results, and transactional data

Critical Infrastructure Services

# SEED TO SALE TRACKING & POINT OF SALE

BIOTRACKTHC®

## GOVERNMENT TRACKING

Contracts in 7 states and Puerto Rico to track and oversee the entire cannabis supply-chain, including B2B and B2C transactions

## FULL VERTICAL TRACKING & POINT OF SALE*

Providing compliance reporting to grows, manufacturers, and dispensaries, plus data collection, sales tracking, and business optimization

## INTEGRATED SOLUTIONS

Integrated with a variety of partners creating an ecosystem of value-add services to impact bottom lines and create growing revenue sharing opportunities

*Named leading U.S. point of sale provider based on market share (Cannabiz Media)

Critical Infrastructure Services

# HELIX™ Security

*Physical and digital security services protect businesses with high-value assets in this cash-heavy, highly targeted industry*

## PHYSICAL SECURITY

Individuals selected from the ranks of U.S. Military and the nation's finest law enforcement provide state-of-the-art de-escalation, arrest control, baton skills, reception duties, and patrol services

## DIGITAL SECURITY

Remote monitoring via high resolution security cameras provide automated intrusion monitoring and the option to have highly trained guards monitoring your cannabis facilities 24/7

## CANNABIS SECURITY ADVISORY

Consulting services range from developing compliant security plans to business security training for personnel and the development of on-site compliance and risk assessment/mitigation strategies

Critical Infrastructure Services

# TECHNOLOGY ROADMAP

*Our technology roadmap will allow us to increase our dominant market share, ensuring we're able to keep up with the evolving needs of global operators.*



**BioTrack 2.0**

The next evolution of the industry-leading seed to sale software, capitalizing on a decade of tracking experience. Featuring world-class API capabilities to create an ecosystem of integration partners



**Cannabase**

The largest and oldest wholesale marketplace in Colorado facilitating a B2B wholesale marketplace

**Engeni**

In-house development firm based in Argentina, which supports our growing suite of technology services and allows us to keep up with the rapid pace of the industry

# Global Market Share



WA
OR
CA
NV
AK
HI
MT
ND
MN
IA
MO
CO
AZ
NM
OK
TX
AR
LA
FL
IL
IN
OH
MI
NY
VT
ME
NH
MA
RI
NJ
DE
MD
DC
JM



34 OPERATIONAL STATES
8 Govt. CONTRACTS
2,000+ ENTERPRISE LOCATIONS

**6 International Territories**

Canada - Colombia - Jamaica - Australia - New Zealand - United Kingdom

HELIX

# Growing Legal Cannabis Market

## $11 billion

2018 market size of the legal cannabis industry

## 34.6%

Anticipated CAGR of the global legal marijuana market through the forecast period (2016-2025)

## $146 billion

Estimated size of the **global** cannabis market by end of 2025

Projected Growth of U.S. Marijuana Sales (Billions)



30
25
20
15
10
5
0
Recreational
Medical
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

HELIX

Source: The Cannabis Industry Annual Report, Grand View Research

# Helix TCS Q4 Revenue Growth



BioTrackTHC
Security
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
'000 of U.S. Dollars
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18

Total revenues increased 189% year over year to $3.45 million

HELIX

# Helix TCS Q4 Gross Margin



$1,500
$1,000
$500
$0
Gross Margin in '000 USD
60%
50%
40%
30%
20%
10%
0%
Gross Margin
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18

Gross profit for the quarter was $1.37 million, a 40% gross margin

HELIX

# Helix TCS Annual Revenue Growth



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
'000 of U.S. Dollars
2015
2016
2017
2018

Total revenue for 2018 was $9.56 million, a 137% increase from 2017

**HELIX**

# Helix TCS Q4 Operational Highlights

- **Expanded** International Footprint to **Colombia, Australia,** and **New Zealand**
- Independent Report Highlighted BioTrackTHC as **Leading Provider of Dispensary Point-of-Sale Software** in U.S. Cannabis Industry
- Subsidiary **BioTrackTHC** Unveiled **Next Generation** Seed-to-Sale System At MJBizCon
- Formed **Partnership** to Supply Software Solutions to Las Vegas-Based Cannabis Company **Planet 13**

# Helix TCS **Momentum**

*"...the **perfect** pick-and-shovel **play** that will **benefit from the growth** of the cannabis space.*

- Insider Financial *Jan 2019*

*"...in the early stages of becoming an **ancillary powerhouse**."*

- Equities.com *March 2019*

# Helix TCS Investor Resources

Learn more about Helix TCS at helixtcs.com

View filings, sign up for investor updates and more at helixtcs.com/investor-relations

## Investor Relations

Scott Ogur, CFO

ir@helixtcs.com